3Q 2020 | Earnings Highlights | October 28, 2020

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward- looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Michael C. Rechin President Chief Executive Officer

3rd Quarter 2020 Highlights . Earnings Per Share of $.67; Net Income of $36.2 Million; ROA 1.06% Earnings . Pre-Tax Pre-Provision Income of $54.4 Million . PTPP ROA 1.59%; PTPP ROE 11.88% . Core Net Interest Margin Stabilized on a Linked Quarter Basis . Total Assets of $13.7 Billion; Grew by 11.5% over 3Q 2019 Assets . Total Loans of $9.2 Billion; Grew by $940 Million over 3Q 2019 . Total Deposits of $10.9 Billion; Grew by $1.1 Billion over 3Q 2019 Deposits . Deposit Costs Declined by 61 bps from 4Q 2019 to 36 bps . Tangible Common Equity to Assets of 9.57%, an increase of 26 bps Capital . $23.48 TBV Per Share; 10.4% Increase over 3Q 2019 . a3 Baseline Credit Assessment from Moody’s Investor Service1 1Moody’s Credit Opinion – First Merchants Corporation, September 29, 2020, Baseline credit assessment reflects a bank’s stand alone credit strength. 4

3rd Quarter 2020 Highlights cont. . Allowance & Fair Value Marks totaling 1.65% of Loans Asset Quality . $12.5 Million Provision; Allowance increased by 57.3% over 3Q 2019 . Ample liquidity with Loan to Deposit Ratio of 84.8% Liquidity . Loan to Asset Ratio of 67.3% . Cash and Investment Security levels remain strong at $3.4 Billion . $176 Million in Loan modifications or 2% of the total portfolio in deferral COVID-19 Loan . Robust process for 2nd request modifications Modifications . Residual Covid Modifications concentrated in hospitality industry receiving focused attention . SBA Paycheck Protection Program institution with more than 5,000 applications and greater than $900 Million funded to businesses (FMB is, and has been, a preferred CARES Act SBA Lender) . Started to accept and file applications for forgiveness 5

Our Franchise ILLINOIS Unemployment1 MICHIGAN April 2020 16.4% June 2020 14.6% Unemployment1 August 2020 11.0% April 2020 22.7% September 2020 10.2% June 2020 14.8% August 2020 8.7% September 2020 8.5% OHIO INDIANA Unemployment1 1 Unemployment April 2020 16.8% April 2020 16.9% June 2020 10.9% June 2020 11.2% August 2020 8.9% August 2020 6.4% September 2020 8.4% September 2020 6.2% 1US Bureau of Labor Statistics 6

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer

Total Assets ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Investments $1,633 $2,596 $2,698 $2,789 $2,933 2. Loans 7,229 8,468 8,612 9,2991 9,247 1 3. Allowance (81) (80) (99) (121) (127) 4. Goodwill & Intangibles 470 579 577 576 574 5. BOLI 225 288 290 291 292 6. Cash & Other 409 606 616 985 818 7. Total Assets $9,885 $12,457 $12,694 $13,819 $13,737 1 1 Includes SBA Paycheck Protection Program loans of $883 million in Q2 and $901 million in Q3 8

Loan Yield and Detail (as of September 30, 2020) QTD Yield = 3.93% Commercial YTD Yield = 4.28% Agricultural Real Estate Construction Land & Agricultural Total Loans = $9.2 Billion Land Non-Owner Land Development Production 2.4% Public Occupied 6.7% 0.9% Finance/Other 22.7% Commercial Variable = $5.5 Billion 6.7% Fixed = $3.7 Billion Residential Mortgage 12.4% Home LIBOR- Prime- Equity Based Based 5.7% Other 34% 13% Variable Rates 12% Commercial Real Estate Owner-Occupied Other 10.1% Consumer 1.3% Commercial & PPP Fixed Industrial Rate 31.1% Non-PPP 10% Fixed Rate 31% 9

Investment Portfolio (as of September 30, 2020) $2.9 Billion Portfolio Mortgage-Backed Modified duration of 4.9 years Tax-Exempt Municipals Securities Tax equivalent yield of 2.94% 56% 30% Net unrealized gain of $141.5 Million Realized gains on Investment Portfolio 1Q 2020 $4.6 Million 2Q 2020 $3.1 Million 3Q 2020 $1.8 Million Corporate Collateralized Obligations Mortgage 1% Taxable U. S. Agencies Obligations Municipals 3% 9% 1% 10

Total Liabilities and Capital ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Customer Non-Maturity Deposits $6,268 $8,147 $8,256 $9,567 $ 9,798 2. Customer Time Deposits 1,241 1,478 1,411 1,276 1,010 3. Brokered Deposits 246 215 203 123 98 Total Deposits 7,755 9,840 9,870 10,966 10,906 4. Borrowings 538 599 716 754 673 5. Other Liabilities 51 98 206 177 211 6. Hybrid Capital 133 134 124 113 113 7. Common Equity 1,408 1,786 1,778 1,809 1,834 8. Total Liabilities and Capital $9,885 $12,457 $12,694 $13,819 $13,737 11

Deposit Detail (as of September 30, 2020) QTD Cost = 0.36% Certificates & Certificates & Time Time Deposits YTD Cost = 0.56% Deposits <$100,000 >$100,000 Brokered Total Deposits = $10.9 Billion 5% Savings 4% Deposits Deposits 1% 32% 4Q 2020 CD maturities totaling $348 Million with average rate of 1.67% Demand Deposits 58% 12

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.61% 14.71% 14.56% 14.37% 14.29% 14.38% 14.25% 14.18% 14.00% 13.80% 13.00% 12.12% 12.05% 12.14% 12.13% 11.98% 12.02% 12.00% 11.84% 11.64% 11.58% 11.00% 10.19% 9.93% without without PPP Loans 10.16% 10.14% 10.07% PPP Loans 9.97% 9.95% 10.00% 9.91% 9.55% 9.57% 9.31% 9.00% 8.00% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 13

Net Interest Margin Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Q1 - '20 Q2 - '20 Q3 - '20 Net Interest Income - FTE ($millions) $ 89.2 $ 90.7 $ 87.8 $ 88.4 $ 92.3 $ 101.2 $ 97.8 $ 97.1 $ 97.3 Fair Value Accretion $ 3.2 $ 3.9 $ 2.3 $ 2.2 $ 2.5 $ 5.0 $ 3.5 $ 3.7 $ 3.3 Tax Equivalent Yield on Earning Assets 4.88% 4.97% 4.89% 4.86% 4.77% 4.63% 4.38% 3.72% 3.58% Interest Expense/Average Earning Assets 0.83% 0.93% 1.05% 1.15% 1.15% 1.01% 0.92% 0.53% 0.43% Net Interest Margin 4.05% 4.04% 3.84% 3.71% 3.62% 3.62% 3.46% 3.19% 3.15% Fair Value Accretion Effect 0.15% 0.17% 0.09% 0.09% 0.10% 0.18% 0.12% 0.12% 0.10% $104 4.50% $100 4.00% $96 4.05% 4.04% 3.84% 3.71% 3.50% 3.62% 3.62% 3.46% $92 3.00% $88 3.19% 3.15% 2.50% $84 2.00% $80 $76 1.50% $72 1.00% $68 0.50% $64 0.00% Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Q1 - '20 Q2 - '20 Q3 - '20 Net Interest Income - FTE ($millions) Net Interest Margin 14

Non-Interest Income ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Service Charges on Deposit Accounts $ 21.0 $23.0 $ 6.0 $ 4.3 $ 5.2 2. Wealth Management Fees 14.9 17.6 6.0 5.6 5.9 3. Card Payment Fees 18.0 20.2 5.9 6.1 4.0 4. Gains on Sales of Mortgage Loans 7.0 7.9 3.4 3.7 5.8 5. Derivative Hedge Fees 2.5 5.4 1.9 1.1 1.7 6. Other Customer Fees 1.9 1.7 0.4 0.3 0.4 Total Customer Related Fees 65.3 75.8 23.6 21.1 23.0 7. Cash Surrender Value of Life Ins 4.2 4.5 1.4 1.3 1.2 8. Gains on Sales of Securities 4.3 4.4 4.6 3.1 1.8 9. Other 2.7 2.0 0.2 1.0 0.1 10. Total Non-Interest Income $76.5 $86.7 $29.8 $26.5 $26.1 15

Non-Interest Expense ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Salary & Benefits $131.7 $144.0 $39.2 $35.7 $39.2 2. Premises & Equipment 32.7 35.8 10.2 9.9 10.8 3. Intangible Asset Amortization 6.7 6.0 1.5 1.5 1.5 4. Professional & Other Outside Services 8.2 15.4 2.3 1.6 2.3 5. OREO/Credit-Related Expense 1.5 2.4 0.5 0.7 0.7 6. FDIC Expense 2.9 0.7 1.5 1.5 1.2 7. Outside Data Processing 13.2 16.5 4.2 2.6 3.8 8. Marketing 4.7 6.7 1.4 2.1 1.3 9. Other 18.4 19.3 5.3 4.4 3.9 10. Total Non-Interest Expense $220.0 $246.8 1 $66.1 $60.0 $64.7 2 1Includes acquisition-related expenses of $13.7 million 2Includes COVID related cleaning and PPE expenses of $618,000 QTD and 1.1 million YTD 16

Earnings ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Net Interest Income $ 338.8 $356.7 $93.9 $93.0 $92.9 2. Provision for Loan Losses (7.2) (2.8) (19.8) (21.9) (12.5) 3. Net Interest Income after Provision 331.6 353.9 74.1 71.1 80.4 4. Non-Interest Income 76.5 86.7 29.8 26.5 26.1 5. Non-Interest Expense (220.0) (246.8) (66.1) (60.0) (64.7) 6. Income Before Income Taxes 188.1 193.8 37.8 37.6 41.8 7. Income Tax Expense (29.0) (29.3) (3.5) (4.6) (5.6) 8. Net Income Avail. for Distribution $ 159.1 $164.5 $34.3 $33.0 $36.2 9. EPS $ 3.22 $ 3.19 1 $0.62 $0.62 $0.67 10. Efficiency Ratio 50.21% 52.73% 2 52.17% 47.95% 51.40% 1Acquisition-related expenses reduced EPS by $0.21 2Acquisition-related expenses increased the Efficiency Ratio by 3.04% 17

Per Share Results 2019 Q1 Q2 Q3 Q4 Total 1 1. Earnings Per Share $ .78 $ .83 1 $ .711 $ .87 1 $ 3.19 2. Dividends $ .22 $ .26 $ .26 $ .26 $ 1.00 3. Dividend Payout Ratio 28.2% 31.3% 36.6% 29.9% 31.4% 4. Tangible Book Value $20.07 $21.01 $21.26 $21.94 2020 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .62 $ .62 $ .67 – $ 1.91 2. Dividends $ .26 $ .26 $ .26 – $ .78 3. Dividend Payout Ratio 41.9% 41.9% 38.8% – 40.8% 4. Tangible Book Value $22.46 $23.04 $23.48 – 1Acquisition-related expenses reduced EPS by $0.01 in Q2; $0.17 in Q3; $0.03 in Q4; and $0.21 for full-year 2019 18

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .26 .26 0.26 $23.48 0.24 $21.94 .22 0.22 $19.12 0.20 .18 $16.96 0.18 $15.85 .15 $14.68 0.16 .14 $13.65 0.14 $12.17 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 4.49% Forward Dividend Yield Compound Annual Growth Rate of 10.07% 19

Michele M. Kawiecki Senior Vice President Director of Finance

ALLL and Fair Value Summary Q3-'19 Q4-'19 Q1-'20 Q2-'20 Q3-'20 1. Beginning Allowance for Loan Losses (ALLL) $ 81.3 $ 80.6 $ 80.3 $ 99.5 $ 121.1 2. Less: Net Charge-offs (Recoveries) 1.3 0.8 0.6 0.2 6.9 3. Add: Provision Expense 0.6 0.5 19.8 21.9 12.5 4. Ending Allowance for Loan Losses (ALLL) $ 80.6 $ 80.3 $ 99.5 $ 121.1 $ 126.7 5. Specific Reserves $ 2.3 $ 0.7 $ 0.6 $ 13.0 $ 9.1 6. ALLL/Non-Accrual Loans 354.5% 503.4% 635.5% 241.7% 223.3% 7. ALLL/Non-Purchased Loans 1.16% 1.11% 1.33% 1.46% 1.52% 8. ALLL/Loans 0.97% 0.95% 1.15% 1.30% 1.37% 9. Fair Value Adjustment (FVA) $ 41.3 $ 36.6 $ 33.1 $ 29.3 $ 26.0 10. Total ALLL plus FVA 121.9 116.9 132.5 150.4 152.7 11. Purchased Loans plus FVA 1,410.3 1,271.2 1,155.1 1,039.4 940.4 12. FVA/Purchased Loans plus FVA 2.93% 2.88% 2.86% 2.82% 2.76% 21

Loan Loss Coverage & Capital Strength ALLL ALLL/Loans ALLL/Loans - PPP Loans Allowance for Loan Losses - 6/30/20 $ 121.1 1.30% 1.44% Q3-'20 increase in ALLL $ 5.6 Allowance for Loan Losses - 9/30/20 $ 126.7 1.37% 1.52% CECL Day 1 Adoption Impact* $ 52.2 Allowance for Loan Losses with CECL Day 1 Impact $ 178.9 1.93% 2.14% *CECL has not been adopted and is included for illustrative purposes only. The impact assumes retrospective measurement back to January 1, 2020 and reflects the range disclosed in the 12/31/19 Form 10-K. Adoption impact would also include $18.5 million in reserve for unfunded commitments recorded in Other Liabilities. Total Risk Based Capital Ratio with CECL Adoption 13.89% (Stated – 14.38%) Post-CECL allowance + excess capital Excess Capital provides over $500 million in reserves 3.39% $338 million without considering future earnings or of excess capital remaining fair value marks of $26 million Well Capitalized 10.50% 22

John J. Martin Executive Vice President Chief Credit Officer

Loan Portfolio Portfolio Trending – Q3-’20 Change Linked Quarter ($ in Millions) 2018 2019 Q1-'20 Q2-'20 Q3-'20 $ % 1. Commercial & Industrial $ 1,498 $ 1,802 $ 1,858 $ 2,576 $ 2,539 $ (37) (1.4%) 2. Sponsor Finance 233 312 345 326 340 14 4.3% 3. CRE Owner Occupied 725 910 921 915 928 13 1.4% 4. Construction, Land and 546 787 644 640 622 (18) (2.8%) Land Development 5. CRE Non-Owner Occupied 1,861 1,899 2,114 2,098 2,099 1 0.0% 6. Agricultural Production 92 94 87 94 83 (11) (11.7%) 7. Agricultural Land 242 240 229 223 218 (5) (2.2%) 8. Public Finance/Other Commercial 433 547 587 625 616 (9) (1.4%) 9. Total Commercial Loans 5,630 6,591 6,785 7,497 7,445 (52) (0.7%) 10. Residential Mortgage 970 1,149 1,127 1,146 1,147 1 0.1% 11. Home Equity 528 589 570 532 527 (5) (0.9%) 12. Other Consumer 101 139 130 124 128 4 3.2% 13. Total Residential Mortgage and Consumer Loans 1,599 1,877 1,827 1,802 1,802 0 0.0% 14. Total Loans $ 7,229 $ 8,468 $ 8,612 $ 9,299 $ 9,247 $ (52) (0.6%) Construction Concentration1 50% 62% 49% 47% 44% Investment RE Concentration1 221% 212% 208% 200% 194% 1As a % of Risk Based Capital 24

Loan Portfolio C & I Line Utilization COVID-19 Modifications1 by Loan Type $176 million, 1.9% of loans, have COVID-19 Mod in Deferral Q3. Commitments up $60MM in Q3; $109MM ($ in Millions) 2 YTD $ 1st $ 2nd In Deferral Q3 Mod Mod $ # C & I utilization Commercial & Industrial $ 150 $ 12 $ 24 32 declined in Q3 Sponsor Finance 6 6 6 1 reducing CRE Owner Occupied 246 5 18 22 balances by $46 Construction & Land Development 30 1 3 1 MM; $185MM YTD CRE Non-Owner Occupied 456 80 115 36 Agriculture 1 1 2 6 Geography Residential Mortgage 80 11 7 50 Home Equity 7 - 1 11 Other Consumer 3 - - 20 Total Loans $ 979 $ 116 $ 176 179 By State 1 1st Mod refers to loans with 1 Covid Mod. 2nd Mod refers to loans with a 2nd Covid Mod. 2 In Deferral is where the last extended payment due date is Q3 or in future. 25

COVID-19 Loan Modifications by Industry

Loan Balances by Industry

($ in Millions)

Segments based on NAICS Code	Q3 - '20	% of Total Loans	1st Mod	2nd Mod	In Deferral Q3 $	In Deferral Q3 #
Manufacturing	$ 795	8.6%	$ 67	$ 5	$ 12	10
Public Administration	556	6.0%	2	-	-	-
Other Administrative Services	382	4.1%	27	4	2	6
Agriculture	361	3.9%	1	1	1	3
Wholesale Trade	321	3.5%	34	4	9	9
Retail Trade	302	3.3%	50	-	1	3
Senior Living	290	3.1%	2	14	-	-
Construction	238	2.6%	8	-	-	1
Professional Service	233	2.5%	10	-	3	3
Hotels	198	2.1%	118	52	92	15
Medical	187	2.0%	27	-	-	-
Finance & Insurance	182	2.0%	1	-	-	-
Specialty Trade	170	1.8%	4	-	-	2
Restaurant & Food Services	150	1.6%	39	-	-	2
Other Service	148	1.6%	18	2	2	5
Transportation & Warehouse	147	1.6%	14	-	1	3
Religious Organizations	111	1.2%	10	-	-	3
Dental	104	1.1%	58	-	-	3
Private Banking/Private Household	92	1.0%	4	-	1	2
Mining & Utilities	44	0.5%	-	-	-	-
Veterinary	29	0.4%	6	-	-	-
Total Commercial Portfolio by NAICS	5,040	54.5%	500	82	124	70
Lessors of Real Estate NAICS	2,405	26.0%	389	23	44	28
Mortgage and Consumer Loans	1,802	19.5%	90	11	8	81
Total Loans	9,247	100.0%	$979	$116	$ 176	179

Balance / Covid Mod In Deferral Q3



Manufacturing
$12
$795
Public Administration
$556
Other Administrative Services
$382
Agriculture
$361
Wholesale Trade
$9
$321
Retail Trade
$302
Senior Living
$290
Construction
$238
Professional Service
$233
Hotels
$92
$198
Medical
$187
Finance & Insurance
$182
Specialty Trade
$170
Restaurant & Food Services
$150
Other Service
$148
Transportation & Warehouse
$147
Religious Organizations
$111
Dental
$104
Private Banking/Private Household
$92
Mining & Utilities
$44
Veterinary
$29
Balance
In deferral

First Merchants Corporation

26

Residential Mortgage & Consumer Residential Mortgage and Consumer Modifications – Q3-’20 ($ in Millions) % Total 1st 2nd In Deferral Q3 Q3 - '20 Loans Mod Mod $ # Residential Mortgage $ 1,147 12.4% $ 80 $ 11 $ 7 50 Home Equity 527 5.7% 7 - 1 11 Other Consumer 128 1.4% 3 - - 20 Total $ 1,802 19.5% $ 90 $ 11 $ 8 81 Residential Mortgage Gain On Sale Gain On Sale up 56.8% over Q2 to $5.8 million Offering extended locks with minimal impact on gain sale economics Taking 15 year fixed rate fully salable on balance sheet at yield favorable to comparable MBS Placing 7/1 and 10/1 jumbo mortgages on balance sheet. 27

Sponsor and Leveraged Lending Sponsor Finance Leveraged Loans 44 Borrowers, $340 million outstanding 64 Borrowers, $485 million outstanding Private Equity Firms in the Midwest and Borrowers where: Southeast acquiring companies with less • Greater than 3X Senior Funded Debt/EBITDA than $10 million in EBITDA. • Greater than 4X Total Funded Debt/EBITDA Senior Secured, Amortizing Term Loans and Revolving Lines of Credit Sponsor and Total Leveraged Balances Q3 – ‘20 ($ in Millions) Leveraged % of Total Other % of Total 1st 2nd In Deferral Q3 Q3 ' 20 Loans C&I1 Leveraged Loans Mod Mod $ # Sponsor Finance C&I $ 340 3.7% $ 99 $ 241 2.6% $ 6 $ 6 $ 6 1 Regional Commercial C&I 2,282 24.7% 2,160 122 1.3% 4 4 4 1 Shared National Credits 257 2.8% 135 122 1.3% - - - - Total Sponsor, C&I and SNC $ 2,879 31.1% $ 2,394 $ 485 5.2% $ 10 $10 $ 10 2 1 Total balances with borrowers not meeting leveraged definition 28

Investment Real Estate IRE Portfolio – Q3-’20 ($ in Millions) % of Total Average 1st 2nd In Deferral Q3 Investment Real Estate Q3 - '20 Loans Loan Size Mod Mod $ # Multi-family $ 719 7.8% $ 1.4 $102 $ 3 $ 8 6 Commercial Real Estate 1,380 14.9% 1.1 354 77 107 30 $ 2,099 22.7% $ 1.2 $456 $ 80 $ 115 36 Loans by Geography Loans by Top Metros % Total 1st 2nd In Deferral Q3 Metro Areas Q3 '20 Inv. RE Mod Mod $ # Indianapolis, IN $ 351 16.7% $ 77 $ 3 $ 10 6 Chicago, IL 187 8.9% 48 0 2 1 By Columbus, OH 185 8.8% 15 24 0 0 State Lafayette, IN 162 7.7% 23 1 4 2 Northwest Indiana 152 7.2% 23 2 2 1 Fort Wayne, IN 134 6.4% 41 0 19 4 Detroit, MI 79 3.8% 41 2 3 1 29

COVID-19 Sensitive Industries Hospitality ($ in Millions) % Total Average 1st 2nd In Deferral Q3 Q3 '20 Loans # Loans loan size Mod Mod $ # Hospitality (includes hotel/motel and other accomodations) $ 198 2.1% 145 $ 1.4 $ 118 $ 52 $ 92 15 Highlights Hotel Brands Hotels: 109 loans to 72 borrowers totaling $186 million • Includes 46 PPP loans totaling $4 million where 19 borrowers are PPP loan only 1% 10% 1% Marriott Loan stage ($): 8% 35% Hilton • 80% stabilized, 14% stabilizing, 4% construction, Hyatt and 2% PPP 13% Intercontinental 26 loans totaling $172 million with a balance > $1 million Wyndham • Weighted Average (WA) Loan to Value of ~55% Choice 32% • WA occupancy of ~46% (24 hotels reporting) Other • WA breakeven occupancy of ~56% (18 hotels reporting) 30

COVID-19 Sensitive Industries Retail ($ in Millions) % Total Average 1st 2nd In Deferral Q3 Q3 '20 Loans # Loans loan size Mod Mod $ # Retail - real estate secured $ 451 4.9% 719 $ 0.6 $ 183 $ 5 $ 17 12 Retail Trade 142 1.5% 1,426 0.1 4 - - 2 Total $ 593 6.4% 2,145 $ 0.3 $ 187 $ 5 $ 17 14 RE secured includes: Retail trade includes: • $246 million lessors of retail RE • $61 million in automotive dealers • $48 million automotive dealerships • $14 million in automotive parts • $25 million tire and automotive parts • $16 million in building material dealers retailers • $5 million in grocery stores • $42 million gas stations • $5 million jewelry, luggage and leather goods • $90 million other retail RE for businesses stores in 65 different industries such as furniture • $4 million lawn and garden equipment stores, grocery stores, and building • $4 million in book and music materials. 31

COVID-19 Sensitive Industries Restaurants and Food Service ($ in Millions) % Total # Average 1st 2nd In Deferral Q3 Q3 '20 Loans Loans Loan Size Mod Mod $ # Restaurants Real Estate Secured $ 103 1.1% 231 $ 0.4 $ 46 $ 1 $ 3 5 Non Real Estate Secured 94 1.0% 579 0.2 9 - 1 1 Total $ 197 2.1% 810 $ 0.2 $ 55 $ 1 $ 4 6 Senior Living ($ In Millions) % Total # Average 1st 2nd In Deferral Q3 Q3 '20 Loans Loans Loan Size Mod Mod $ # Senior Living Skilled Nursing Facilities $ 166 1.8% 28 $ 5.9 $ - $ - $ - - Assisted Living Facilities & other 125 1.4% 44 2.8 2 14 - - Total $ 291 3.2% 72 $ 4.0 $ 2 $ 14 $ - - 32

Asset Quality Summary Asset Quality – Q3-’20 Change ($ in Millions) Linked Quarter 2018 2019 Q1-'20 Q2-'20 Q3-'20 $ % 1. Non-Accrual Loans $ 26.1 $ 16.0 $ 15.6 $ 50.1 $ 56.7 $ 6.6 13.2% 2. Other Real Estate 2.2 7.5 8.0 7.4 7.0 (0.4) (5.4%) 3. Renegotiated Loans 1.1 0.8 0.7 1.1 2.7 1.6 145.5% 4. 90+ Days Delinquent Loans 1.9 0.1 0.3 5.0 1.3 (3.7) (74.0%) 5. Total NPAs & 90+ Days Delinquent $ 31.3 $ 24.4 $ 24.6 $ 63.6 $ 67.7 $ 4.1 6.4% 6. Total NPAs & 90+ Days/Loans & ORE 0.4% 0.3% 0.3% 0.7% 0.7% 7. Classified Loans $167.4 $200.1 $ 207.0 $ 239.6 $ 252.8 $ 13.2 5.5% 8. Classified Loans/Total Loans 2.3% 2.4% 2.4% 2.6% 2.7% 33

Non-Performing Asset Reconciliation ($ in Millions) Q4-'19 Q1-'20 Q2-'20 Q3-'20 1. Beginning Balance NPAs & 90+ Days Delinquent $ 30.5 $ 24.4 $ 24.6 $ 63.6 Non-Accrual 2. Add: New Non-Accruals 2.3 2.8 35.6 20.8 3. Less: To Accrual/Payoff/Renegotiated (6.9) (1.2) (0.6) (6.8) 4. Less: To OREO (0.8) (0.7) - - 5. Less: Charge-offs (1.3) (1.3) (0.5) (7.4) 6. Increase / (Decrease): Non-Accrual Loans (6.7) (0.4) 34.5 6.6 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.8 0.7 - - 8. Less: ORE Sold (0.3) (0.2) (0.3) (0.3) 9. Less: ORE Losses (write-downs) (0.1) - (0.3) (0.1) 10. Increase / (Decrease): ORE 0.4 0.5 (0.6) (0.4) 11. Increase / (Decrease): 90+ Days Delinquent - 0.2 4.7 (3.7) 12. Increase / (Decrease): Renegotiated Loans 0.2 (0.1) 0.4 1.6 13. Total NPAs & 90+ Days Delinquent Change (6.1) 0.2 39.0 4.1 14. Ending Balance NPAs & 90+ Days Delinquent $ 24.4 $ 24.6 $ 63.6 $ 67.7 34

Payroll Protection Loans Payroll Protection Summary Payroll Protection Distribution • $922.9 million in loans to 5,241 PPP Loan Balances # PPP Loans $158.3 borrowers Manufacturing 393 $102.7 • $30.2 million in fees on PPP loans, Professional Service 564 $92.7 Other Admin Services 445 $3.8 amortized this quarter and $23.5 $85.8 Specialty Trade 379 $62.9 million remaining Construction 231 Transportation & Warehouse $59.0 242 • 2,682 loans < $50,000 total $54 million $55.7 Retail Trade 523 • Accepting and filing applications for $48.8 Wholesale Trade 194 $38.4 forgiveness Restaurant 378 $37.2 Medical 232 $29.4 Geographic Other Service 434 $28.3 Investment CRE 242 $19.5 Religious Org 240 $19.2 Finance & Insurance 175 $19.2 Dental 180 $19.1 Agriculture 215 PPP $46.7 Other Sectors Combined 174 loans 35

Credit Response to COVID-19 . Proactively engaging customers to chart path forward Loan Portfolio . Maintaining existing underwriting standards while recognizing the impact of pandemic . Opportunistic portfolio growth to well positioned borrowers . Beginning credit cycle with stronger credit profile and enhanced processes Asset Quality . Net Charge-offs of $6.9 million or .30% of average loans (annualized), .11% YTD . Focus remains on deferrals in Hospitality portfolio and Senior Living workouts . Retained 100% of PPP loans with forgiveness processing underway . $94 million, 154 applications, filed for forgiveness as of October 26, 2020 Approach . Quarterly portfolio reviews on targeted asset classes (Hospitality and Senior) . Experienced workout staff with special asset process in tact from last recession 36

Michael C. Rechin President Chief Executive Officer

First Merchants… Well positioned for the future… Looking Forward… Succession Planning Yields Continuity and Growth Mark Hardwick – Chief Executive Officer Mike Stewart - President Michele Kawiecki – Chief Financial Officer Industry Leading Performance Return on Assets and Efficiency Ratios Pre-Tax Pre-Provision Earnings strength of $54.4 Million Capital Preservation and Strength TCE of 10.19% excluding effect of PPP Loans Diversified loan portfolio, long-term consistent asset quality and underwriting Allowance for Loan Losses & Fair Value Marks total approximately 1.65% of loans Initiatives Corporate Social Responsibility investment fortifies our communities staying power Accelerate our delivery channel change “Compelling value proposition” 38

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 39

Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	1,361,426	1,408,260	1,455,848	1,501,636	1,749,012	1,786,437	1,777,960	1,809,095	1,833,656
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	35,409	21,422	1,595	(14,602)	(25,648)	(27,874)	(53,656)	(63,845)	(65,468)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	66,086	66,141	66,197	66,252	66,308	66,363	56,419	46,248	46,308
Less: Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(464,658)	(463,525)	(462,202)	(460,885)	(570,098)	(569,468)	(568,442)	(567,246)	(566,072)
Less: Disallowed Deferred Tax Assets	(1,111)	-	(4,037)	(2,587)	(3,460)	-	-	-	-
Total Tier 1 Capital (Regulatory)	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989	$ 1,255,333	$ 1,212,156	$ 1,224,127	$ 1,248,299
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	78,406	80,552	80,902	81,274	80,571	80,284	99,454	121,119	125,032
Total Risk-Based Capital (Regulatory)	$ 1,140,433	$ 1,177,725	$ 1,203,178	$ 1,235,963	$ 1,361,560	$ 1,400,617	$ 1,376,610	$ 1,410,246	$ 1,438,331
Net Risk-Weighted Assets (Regulatory)	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126	$ 9,799,329	$ 9,978,462	$ 9,946,087	$ 10,000,878
Total Risk-Based Capital Ratio (Regulatory)	**14.25%**	**14.61%**	**14.71%**	**14.56%**	**14.37%**	**14.29%**	**13.80%**	**14.18%**	**14.38%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989	$ 1,255,333	$ 1,212,156	$ 1,224,127	$ 1,248,299
Less: Qualified Capital Securities	(66,086)	(66,141)	(66,197)	(66,252)	(66,308)	(66,363)	(56,419)	(46,248)	(46,308)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 930,941	$ 966,032	$ 991,079	$ 1,023,437	$ 1,149,681	$ 1,188,970	$ 1,155,737	$ 1,177,879	$ 1,201,991
Net Risk-Weighted Assets (Regulatory)	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126	$ 9,799,329	$ 9,978,462	$ 9,946,087	$ 10,000,878
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.64%**	**11.98%**	**12.12%**	**12.05%**	**12.14%**	**12.13%**	**11.58%**	**11.84%**	**12.02%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
Total Stockholders' Equity (GAAP)	$ 1,361,426	$ 1,408,260	$ 1,455,848	$ 1,501,636	$ 1,749,012	$ 1,786,437	$ 1,777,960	$ 1,809,095	$ 1,833,656
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)	(578,881)	(577,366)	(575,855)	(574,369)
Tangible Common Equity (non-GAAP)	$ 889,892	$ 938,351	$ 987,467	$ 1,034,775	$ 1,169,136	$ 1,207,431	$ 1,200,469	$ 1,233,115	$ 1,259,162
Total Assets (GAAP)	$ 9,787,282	$ 9,884,716	$ 10,210,925	$ 10,737,857	$ 12,325,061	$ 12,457,254	$12,693,518	$13,819,378	$13,737,350
Less: Intangible Assets	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)	(578,881)	(577,366)	(575,855)	(574,369)
Tangible Assets (non-GAAP)	$ 9,315,873	$ 9,414,932	$ 9,742,669	$ 10,271,121	$ 11,745,310	$ 11,878,373	$12,116,152	$13,243,523	$13,162,981
Tangible Common Equity Ratio (non-GAAP)	**9.55%**	**9.97%**	**10.14%**	**10.07%**	**9.95%**	**10.16%**	**9.91%**	**9.31%**	**9.57%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**

	4Q17	1Q18	2Q18	3Q18	3Q19	3Q20
Total Stockholders' Equity (GAAP)	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,749,012	$ 1,833,656
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(476,503)	(474,777)	(473,059)	(471,409)	(579,751)	(574,369)
Tax Benefit	6,788	6,043	5,690	5,351	7,627	6,292
Tangible Common Equity, Net of Tax (non-GAAP)	$ 833,623	$ 844,214	$ 872,834	$ 895,243	$ 1,176,763	$ 1,265,454
Shares Outstanding	49,158,238	49,243,096	49,280,188	49,304,542	55,345,672	53,891,733
Tangible Common Equity per Share (non-GAAP)	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**	**$ 21.26**	**$ 23.48**

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Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2018	2019	1Q20	2Q20	3Q20
Non Interest Expense (GAAP)	$ 219,951	$ 246,763	$ 66,171	$ 59,989	$ 64,709
Less: Intangible Asset Amortization	(6,719)	(5,994)	(1,514)	(1,511)	(1,486)
Less: OREO and Foreclosure Expenses	(1,470)	(2,428)	(505)	(684)	(717)
Adjusted Non Interest Expense (non-GAAP)	211,762	238,341	64,152	57,794	62,506
Net Interest Income (GAAP)	338,857	356,660	93,877	93,018	92,921
Plus: Fully Taxable Equivalent Adjustment	10,732	13,085	3,894	4,088	4,340
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	349,589	369,745	97,771	97,106	97,261
Non Interest Income (GAAP)	76,459	86,688	29,799	26,481	26,163
Less: Investment Securities Gains (Losses)	(4,269)	(4,415)	(4,612)	(3,068)	(1,817)
Adjusted Non Interest Income (non-GAAP)	72,190	82,273	25,187	23,413	24,346
Adjusted Revenue (non-GAAP)	421,779	452,018	122,958	120,519	121,607
Efficiency Ratio (non-GAAP)	**50.21%**	**52.73%**	**52.17%**	**47.95%**	**51.40%**

FORWARD DIVIDEND YIELD

	3Q20
Most recent quarter's dividend per share	$ 0.26
Most recent quarter's dividend per share - Annualized	$ 1.04
Stock Price at 9/30/20	$ 23.16
Forward Dividend Yield	**4.49%**

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Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2018	2019	1Q20	2Q20	3Q20
Total Risk-Based Capital (Subsidiary Bank Only)					
Total Stockholders' Equity (GAAP)	$ 1,456,220	$ 1,787,006	$ 1,850,513	$ 1,882,807	$ 1,908,858
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	19,031	(30,495)	(56,807)	(66,941)	(68,423)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(463,076)	(569,021)	(567,994)	(566,799)	(565,624)
Less: Disallowed Deferred Tax Assets	-	-	-	-	-
Total Tier 1 Capital (Regulatory)	1,012,050	1,187,365	1,225,587	1,248,942	1,274,686
Allowance for Loan Losses includible in Tier 2 Capital	80,552	80,284	99,454	121,119	125,428
Total Risk-Based Capital (Regulatory)	$ 1,092,602	$ 1,267,649	$ 1,325,041	$ 1,370,061	$ 1,400,114
Construction, Land and Land Development Loans	$ 545,729	$ 787,568	$ 643,674	$ 640,560	$ 622,084
Concentration as a % of the Bank's Risk-Based Capital	**50%**	**62%**	**49%**	**47%**	**44%**
Construction, Land and Land Development Loans	$ 545,729	$ 787,568	$ 643,674	$ 640,560	$ 622,084
Investment Real Estate Loans	1,865,544	1,902,692	2,118,148	2,097,767	2,098,589
Total Construction and Investment RE Loans	$ 2,411,273	$ 2,690,260	$ 2,761,822	$ 2,738,327	$ 2,720,673
Concentration as a % of the Bank's Risk-Based Capital	**221%**	**212%**	**208%**	**200%**	**194%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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